UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2018

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-16093	16-0977505
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

525 French Road

Utica, New York 13502

(Address of principal executive offices, including zip code)

(315) 797-8375

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Compensatory Arrangements of Certain Officers.

On May 23, 2018, the Compensation Committee recommended, and the full Board of Directors approved the participation of Todd W. Garner, CONMED’s Executive Vice President - Chief Financial Officer (“CFO”), as a participant in the Company’s Executive Severance Plan as a Senior Officer, as that term is defined in the Executive Severance Plan. The CFO’s benefit under the Executive Severance Plan is one and one-half (1.5) times salary and the two-year average of the non-equity, annual incentive award or bonus earned for a non-change in control involuntary termination and two and one-half (2.5) times salary and the three-year average of the non-equity, annual incentive award or bonus earned for a change in control involuntary termination. The other terms and conditions for such payments are as specified in the Executive Severance Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of CONMED Corporation was held on May 23, 2018 (the “Annual Meeting”). Holders of Common Stock were entitled to elect nine directors. On all matters which came before the Annual Meeting, holders of Common Stock were entitled to one vote for each share held. Proxies for 26,880,968 of the 28,041,953 shares of Common Stock entitled to vote were received in connection with the Annual Meeting.

The following table sets forth the names of the nine persons elected at the Annual Meeting to serve as directors until the first annual meeting of shareholders following the end of the Company’s fiscal year ending December 31, 2018 and the number of votes cast for, against or withheld with respect to each person.

Election of Directors

Director	Votes Received	Votes Withheld	Broker Non-Votes

David Bronson	25,374,386	528,458	978,124
Brian P. Concannon	25,368,626	534,218	978,124
Charles M. Farkas	25,362,543	540,301	978,124
Martha Goldberg Aronson	25,250,263	652,581	978,124
Curt R. Hartman	25,524,993	377,851	978,124
Dirk M. Kuyper	25,215,972	686,872	978,124
Jerome J. Lande	25,395,703	507,141	978,124
Mark E. Tryniski	25,356,674	546,170	978,124
John L. Workman	25,492,457	410,387	978,124

Management Proposals

	For	Against	Abstain	Broker Non- Votes
Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018	26,379,443	490,681	10,844	-

Approve advisory vote on Named Executive Officer compensation	25,340,071	543,366	19,407	978,124

Approve the 2018 Long-Term Incentive Plan	23,024,294	2,867,800	10,750	978,124

Item 8.01 Other Events

On May 24, 2018, CONMED Corporation announced it will be paying a quarterly cash dividend of $0.20 per share on July 5, 2018 to all shareholders of record as of June 15, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	/s/ Daniel S. Jonas
Name: Title:	Daniel S. Jonas Executive Vice President, General Counsel & Secretary

Date: May 24, 2018